271998166 v2 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. AMENDMENT NO. 1 TO COMMERCIAL SUPPLY AGREEMENT THIS AMENDMENT NO. 1TO THE COMMERCIAL SUPPLY AGREEMENT (the “Amendment") is effective as of June 17, 2022 (“Amendment Effective Date”), by and between Seagen Inc. (formerly, Seattle Genetics, Inc.), a Delaware corporation with its principal place of business at 21823 30th Drive SE, Bothell, WA 98021 (“Seagen”) and Corden Pharma GmbH, a company duly organized and existing under the laws of Germany with a place of business at Otto Hahn Strasse, Plankstadt 68723, Germany (“Vendor”). SeaGen and Vendor are referred to herein individually as “Party” and collectively “Parties”. RECITALS WHEREAS, Seagen and Vendor are parties to that certain Commercial Supply Agreement dated February 20, 2022 (the “Agreement”); and WHEREAS, Seattle Genetics, Inc. changed its name to Seagen Inc. on October 6, 2020. WHEREAS, Vendor was erroneously referred to as Corden Plankstadt in the Agreement. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, the sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. All references to the company name “Seattle Genetics, Inc.” in the Agreement shall be replaced by the company name “Seagen Inc.” 2. All references to the company name “Corden Plankstadt” in the Agreement shall be replaced with the company name “Corden Pharma GmbH.” 3. As of the Amendment Effective Date, Schedule 2 to the Agreement is hereby deleted in its entirety and replaced with the following: “SCHEDULE 2 COMPENSATION FOR MANUFACTURING SERVICES [*] 4. All terms as set forth in the Agreement shall remain in full force and effect unless specifically modified herein. All capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Agreement. 5. Counterparts; Signatures. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall together be deemed to constitute one agreement. This Amendment shall be effective upon full execution as of the Amendment Effective Date. The Parties agree that execution of this Amendment by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original Exhibit 10.2

-2-CordenPharma Plankstadt Amendment No. 1 to Commercial SupplyAgreement signatures, and that in any proceeding arising under or relating to this Amendment, each Party hereby waives any right to raise any defense or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed Amendment electronically. Signatures to follow on next page

The Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

SEAGEN INC.

By: /s/ Christopher Croson

Name: Christopher Croson

Title: Executive Director, Global Manufacturing

Date: 21-Jun-2022 | 09:33 PDT

Corden Pharma GmbH

By: /s/ Lutz Henkel

Name: Lutz Henkel

Title: MD

Date: 23-Jun-2022 | 06:41 PDT

By: /s/ Christina Simons

Name: Christina Simons

Title: Director Project Management &Communication

Date: 23-Jun-2022 | 06:27 PDT

CordenPharma Plankstadt Amendment No. 1 to Commercial SupplyAgreement

-3-